UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 25, 2007

Date of Report (Date of Earliest Event Reported)

BIOMET, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-12515	35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced on June 7, 2007, Biomet, Inc. (“Biomet”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 18, 2006 (amended and restated as of June 7, 2007), with LVB Acquisition, Inc., a Delaware corporation (f/k/a LVB Acquisition, LLC) (“LVB”) and LVB Acquisition Merger Sub, Inc., an Indiana corporation (“Purchaser”). Purchaser was a direct wholly-owned subsidiary of LVB and an indirect wholly-owned subsidiary of LVB Acquisition Holding, LLC, a Delaware limited liability company (“Holding”), which is currently controlled by a consortium of private equity funds sponsored by each of The Blackstone Group L.P., Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. L.P. and TPG Capital. (the “Sponsor Group”).

All descriptions of the Merger Agreement are qualified in their entirety by reference to the complete text of the Merger Agreement. A copy of the Merger Agreement was filed with the SEC on June 7, 2007 as Exhibit 2.1 to a Current Report on Form 8-K and is incorporated herein by reference.

On September 5, 2007, at a special meeting of the shareholders of Biomet, Biomet’s shareholders approved the Merger Agreement and on September 25, 2007, LVB completed the acquisition of Biomet through the merger of Purchaser with and into Biomet (the “Merger”). As a result of the Merger, Biomet became a wholly-owned subsidiary of LVB. In the Merger, each common share, no par value per share, of Biomet (“Common Share”), other than the Common Shares owned by LVB or Purchaser immediately prior to the effective time of the Merger, was converted into the right to receive $46.00 per share, without interest and less any required withholding taxes.

As a result of the Merger and related transactions, Biomet no longer fulfills the quantitative listing requirements of the Nasdaq Global Market (“Nasdaq”). Accordingly, Biomet has requested that the Common Share, be withdrawn from listing on Nasdaq as of the close of business on September 25, 2007. On September 25, 2007, The Nasdaq Stock Market, LLC (the “Nasdaq Stock Market”) filed with the Securities and Exchange Commission (“SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Shares. Upon the filing of the Form 25 by the Nasdaq Stock Market, the Common Shares were delisted from Nasdaq. Biomet will also file with the SEC a Certification and Notice on Form 15 under the Exchange Act, requesting that the Common Shares be deregistered and that Biomet’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, upon consummation of the Merger on September 25, 2007, the articles of incorporation of Biomet were amended and restated in their entirety to read as the articles of incorporation of Purchaser (except that ARTICLE I thereof was amended to read “The name of the Corporation is Biomet, Inc.”). The Amended and Restated Certificate of Incorporation of Biomet is filed as Exhibit 3.1 hereto and incorporated by reference herein. Also, following consummation of the Merger, on September 25, 2007, the bylaws of Biomet were amended and restated in their entirety to read as set forth in Exhibit 3.2 filed herewith, which exhibit is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as December 18, 2006 (amended and restated as of June 7, 2007) (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed June 6, 2007)
3.1	Amended and Restated Certificate of Incorporation of Biomet, Inc.
3.2	Amended and Restated Bylaws of Biomet, Inc.
99.1	Press Release dated September 25, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMET, INC.

Date: September 25, 2007	By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as December 18, 2006 (amended and restated as of June 7, 2007) (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed June 7, 2007)
3.1	Amended and Restated Certificate of Incorporation of Biomet, Inc.
3.2	Amended and Restated Bylaws of Biomet, Inc.
99.1	Press Release dated September 25, 2007

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